UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2017

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 9, 2017, Cardtronics plc (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that Cardtronics Holdings Limited, a private company incorporated under English law and a wholly owned subsidiary of the Company, had completed the acquisition of DirectCash Payments Inc., a corporation organized under the laws of the Province of Alberta (“DCP”). This Amendment on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of DCP.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) Attached hereto as Exhibit 99.1 and incorporated by reference herein are the following audited consolidated financial statements of DCP:

•                  Report of Independent Auditors to the Board of Directors of DirectCash Payments Inc. by KPMG LLP

•                  Consolidated Statements of Financial Position as of December 31, 2015 and December 31, 2014

•                  Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2015 and December 31, 2014

•                  Consolidated Statements of Cash Flows for the years ended December 31, 2015 and December 31, 2014

•                  Consolidated Statements of Changes in Equity for the years ended December 31, 2015 and December 31, 2014

•                  Notes to the Consolidated Financial Statements

(ii) Attached hereto as Exhibit 99.2 and incorporated by reference herein are the following unaudited condensed consolidated interim financial statements of DCP:

•                  Condensed Consolidated Interim Statements of Financial Position as of September 30, 2016 (unaudited) and December 31, 2015

•                  Condensed Consolidated Interim Statements of Operations and Comprehensive Income (Loss) for the three and nine months ended September 30, 2016 and 2015 (unaudited)

•                  Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2016 and 2015 (unaudited)

•                  Condensed Consolidated Interim Statements of Changes in Equity for the nine months ended September 30, 2016 and 2015 (unaudited)

•                  Notes to the Condensed Consolidated Interim Financial Statements (unaudited)

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of the Company:

•                  Unaudited Pro Forma Condensed Combined Balance Sheets as of September 30, 2016

•                  Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2016

•                  Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2015

•                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1	Consolidated Financial Statements of DirectCash Payments Inc. as of and for the years ended December 31, 2015 and December 31, 2014

99.2	Condensed Consolidated Interim Financial Statements of DirectCash Payments Inc. as of and for the three and nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardtronics plc

Date: February 10, 2017	By:	/s/ E. Brad Conrad
	Name:	E. Brad Conrad
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP

99.1	Consolidated Financial Statements of DirectCash Payments Inc. as of and for the years ended December 31, 2015 and December 31, 2014

99.2	Condensed Consolidated Interim Financial Statements of DirectCash Payments Inc. as of and for the three and nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited Pro Forma Condensed Combined Financial Statements